UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 4, 2009

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 4, 2009, we issued a press release announcing our fiscal 2009 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 4, 2009, we issued a press release announcing our selection on March 4, 2009 by Walmart to be the exclusive provider of tax preparation services in Walmart stores beginning in the 2010 Tax Season. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Jackson Hewitt has initiated discussions with the lead agent under its Amended and Restated Credit Agreement, and informed all of the other banks in its lending syndicate, that it intends to seek relief in connection with its current leverage ratio financial covenant under its Amended and Restated Credit Agreement in advance of the 2009 fourth quarter measurement date. Jackson Hewitt met its leverage ratio financial covenant for the period ending January 31, 2009, reporting a leverage ratio of 3.1:1 versus the current maximum ratio of 3.5:1. Under its Amended and Restated Credit Agreement, the current leverage ratio financial covenant steps down from 3.5:1 to 3.15:1 for the period ending April 30, 2009. Jackson Hewitt currently believes it will be able to successfully amend its Amended and Restated Credit Agreement in advance of the 2009 fourth quarter measurement date, however, there can be no assurance that it will be able to do so.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: March 4, 2009

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated March 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 4, 2009: Jackson Hewitt Reports Fiscal 2009 Third Quarter Results

4